MERRILL LYNCH
NEW JERSEY
MUNICIPAL
BOND FUND








FUND LOGO








Annual Report

July 31, 1997





Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the fiscal year ended July 31, 1997, the increased volatility in the bond market caused us to maintain a flexible strategy. The everchanging perception of the economy and the need for monetary tightening by the Federal Reserve Board created large swings in interest rates. Flexibility enabled us to take advantage of market fluctuations and enhance the Fund's total return.

The Fund's defensive posture at the beginning of the fiscal year protected it from the increase in bond yields through early September 1996. At that time, we started purchasing interest rate-sensitive bonds which helped the Fund perform well in the bond market rally through the end of November. Our investment strategy remained constructive based on the forecast of a continued moderate economy for the first half of 1997. Unfortunately, this forecast did not come to be as the economy actually surged during the first three months of 1997. Interest rates increased bringing New Jersey tax-exempt yields back to 5.90%. Although the economy accelerated at a rapid pace during the first quarter of 1997, inflation remained benign. We remained constructive on the market enabling the Fund to fully participate in the rally that lasted through the end of July.

During the fiscal year, long-term New Jersey issuance actually increased by over 41% versus the comparable period a year earlier. Fortunately, investor interest in New Jersey tax-exempt bonds helped absorb this increase in supply. Heavy New Jersey supply caused yields to become inexpensive relative to the rest of the municipal market, but we anticipate that this relationship will reverse in the future.

Looking forward, we plan to maintain a neutral posture until the economy shows signs of accelerating. We believe the economy will reaccelerate in the second half of 1997 causing the Federal Reserve Board to raise short-term interest rates again to control inflation.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Jersey
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Robert A. DiMella)
Robert A. DiMella
Portfolio Manager


September 2, 1997



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month   3 Month
                                                7/31/97   4/30/97    7/31/96   % Change   % Change
Class A Shares*                                 $11.15    $10.69     $10.69      +4.30%     +4.30%
Class B Shares*                                  11.15     10.69      10.69      +4.30      +4.30
Class C Shares*                                  11.14     10.69      10.69      +4.21      +4.21
Class D Shares*                                  11.15     10.70      10.70      +4.21      +4.21
Class A Shares--Total Return*                                                    +9.95(1)   +5.69(2)
Class B Shares--Total Return*                                                    +9.39(3)   +5.55(4)
Class C Shares--Total Return*                                                    +9.18(5)   +5.43(6)
Class D Shares--Total Return*                                                    +9.73(7)   +5.56(8)
Class A Shares--Standardized 30-day Yield         4.42%
Class B Shares--Standardized 30-day Yield         4.10%
Class C Shares--Standardized 30-day Yield         4.00%
Class D Shares--Standardized 30-day Yield         4.32%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.569 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.515 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.503 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.559 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.140 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          8/30/90**       7/97

ML New Jersey Municipal Bond Fund++--
Class A Shares*                           $ 9,600        $16,069

ML New Jersey Municipal Bond Fund++--
Class B Shares*                           $10,000        $16,160

Lehman Brothers Municipal Bond Index++++  $10,000        $17,641


Total Return Based on a $10,000 Investment--Class C Shares and
Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/21/94**       7/97

ML New Jersey Municipal Bond Fund++--
Class C Shares*                           $10,000        $12,298

ML New Jersey Municipal Bond Fund++--
Class D Shares*                           $ 9,600        $11,986

Lehman Brothers Municipal Bond Index++++  $10,000        $13,054

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML New Jersey Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +7.71%         +3.41%
Five Years Ended 6/30/97                   +5.98          +5.11
Inception (8/31/90)
through 6/30/97                            +7.35          +6.71

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +7.17%         +3.17%
Five Years Ended 6/30/97                   +5.44          +5.44
Inception (8/31/90)
through 6/30/97                            +6.80          +6.80

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +6.96%         +5.96%
Inception (10/21/94)
through 6/30/97                            +6.78          +6.78

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +7.61%         +3.30%
Inception (10/21/94)
through 6/30/97                            +7.37          +5.75

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
8/31/90--12/31/90        $10.00       $10.17           --                   $0.236           + 4.10%
1991                      10.17        10.57         $0.007                  0.704           +11.27
1992                      10.57        10.78          0.036                  0.649           + 8.73
1993                      10.78        11.39          0.015                  0.635           +11.94
1994                      11.39        10.15           --                    0.579           - 5.86
1995                      10.15        11.09           --                    0.579           +15.32
1996                      11.09        10.85           --                    0.574           + 3.18
1/1/97--7/31/97           10.85        11.15           --                    0.318           + 5.97
                                                     ------                 ------
                                               Total $0.058           Total $4.274

                                                      Cumulative total return as of 7/31/97: +67.36%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
8/31/90--12/31/90        $10.00       $10.17           --                   $0.219           + 3.92%
1991                      10.17        10.57         $0.007                  0.651           +10.72
1992                      10.57        10.79          0.036                  0.595           + 8.28
1993                      10.79        11.39          0.015                  0.579           +11.27
1994                      11.39        10.15           --                    0.526           - 6.33
1995                      10.15        11.09           --                    0.525           +14.73
1996                      11.09        10.85           --                    0.519           + 2.66
1/1/97--7/31/97           10.85        11.15           --                    0.287           + 5.66
                                                     ------                 ------
                                               Total $0.058           Total $3.901

                                                      Cumulative total return as of 7/31/97: +61.60%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $10.34       $10.15           --                   $0.103           - 0.83%
1995                      10.15        11.09           --                    0.513           +14.61
1996                      11.09        10.84           --                    0.508           + 2.46
1/1/97--7/31/97           10.84        11.14           --                    0.281           + 5.60
                                                                            ------
                                                                      Total $1.405

                                                      Cumulative total return as of 7/31/97: +22.98%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94       $10.34       $10.15           --                   $0.113           - 0.72%
1995                      10.15        11.09           --                    0.568           +15.20
1996                      11.09        10.85           --                    0.563           + 3.08
1/1/97--7/31/97           10.85        11.15           --                    0.312           + 5.91
                                                                            ------
                                                                      Total $1.556

                                                      Cumulative total return as of 7/31/97: +24.86%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CARS    Complementary Auction Rate Securities
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

New Jersey--97.2%
A-       NR*        $ 1,000   Atlantic City, New Jersey, Municipal Utilities Authority, Water System
                              Revenue Bonds, 7.75% due 5/01/2000 (g)                                            $  1,112

                              Cape May County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds (Atlantic City Electric Company Project),
                              Series A (d):
AAA      Aaa          6,000     AMT, 7.20% due 11/01/2029                                                          6,886
AAA      Aaa          4,500     Refunding, 6.80% due 3/01/2021                                                     5,528

AAA      Aaa          1,730   Essex County, New Jersey, Improvement Authority, Guaranteed Lease Bonds
                              (Sportsplex Project), UT, Series E, 5.50% due 10/01/2027 (c)                         1,749

                              Essex County, New Jersey, Improvement Authority, Utility System Revenue
                              Bonds (Orange Franchise), UT, Series A (d):
AAA      Aaa          1,400     5.375% due 7/01/2018                                                               1,406
AAA      Aaa          2,300     5.75% due 7/01/2027                                                                2,398

                              Freehold Township, New Jersey, Board of Education, GO, UT (h):
AAA      Aaa          1,030     5.375% due 7/15/2018                                                               1,045
AAA      Aaa          1,145     5.375% due 7/15/2020                                                               1,158
AAA      Aaa          1,455     5.40% due 7/15/2024                                                                1,472
AAA      Aaa          1,540     5.40% due 7/15/2025                                                                1,557

AAA      Aaa          4,000   Highland Park, New Jersey, School District Refunding Bonds, UT, 5.125% due
                              2/15/2025 (d)                                                                        3,933

                              Jersey City, New Jersey, School, GO, UT:
AA       A3           3,200     6.65% due 2/15/2002 (g)                                                            3,572
AA       A3           3,080     Refunding, Series A, 6.25% due 10/01/2012                                          3,546

AAA      Aaa          3,250   Landis, New Jersey, Sewer Authority, Revenue Refunding Bonds, CARS,
                              6.82% due 9/19/2019 (b)(f)                                                           3,701

NR*      NR*          5,750   Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue
                              Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                                6,269

AAA      Aaa          1,100   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Bonds,
                              Series A, 6.50% due 3/15/2001 (f)(g)                                                 1,208

AAA      Aaa          1,000   Monmouth County, New Jersey, Improvement Authority Revenue Bonds (Howell
                              Township Board of Education Project), UT, 5.80% due 7/15/2017 (c)                    1,055

AAA      Aaa          2,000   Monmouth County, New Jersey, Improvement Authority, Sewer Facilities Revenue
                              Refunding Bonds, 6.75% due 2/01/2001 (d)(g)                                          2,208

AAA      Aaa          2,500   New Jersey, EDA (Lease Rental--Liberty State Park Project), 6.80% due
                              3/15/2002 (g)                                                                        2,813

AAA      Aaa          1,000   New Jersey EDA, Package Facilities Revenue Bonds  (Elizabeth Development
                              Company Project), 5.60% due 10/15/2026 (f)                                           1,035

                              New Jersey, EDA, Revenue Bonds:
BBB-     Baa2         4,000     (American Airlines Inc. Project), AMT, 7.10% due 11/01/2031                        4,364
AAA      Aaa          1,700     (Education Testing Services), Series B, 6.25% due 5/15/2025 (d)                    1,867
A+       NR*          2,000     Refunding (Heath Village--1996 Project), 6% due 5/01/2016                          2,099
AAA      Aaa          2,500     Refunding (RWJ Health Care Corporation), 6.50% due 7/01/2024 (h)                   2,776


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

New Jersey (continued)
                              New Jersey Health Care Facilities Financing Authority Revenue Bonds:
A-       A3         $ 2,000     Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011         $  2,180
BBB      Baa2         4,980     Refunding (Englewood Hospital and Medical Center), 6.75% due 7/01/2024             5,414
AAA      Aaa          2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (f)                    2,190
AAA      Aaa          5,000     Refunding (Holy Name Hospital), 5.25% due 7/01/2020 (c)                            4,980
AAA      Aaa          7,745     Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019 (c)                   8,721
BBB      Baa2         4,000     Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2027            4,105
AAA      Aaa          2,950     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000 (g)                      3,349

                              New Jersey State Educational Facilities Authority Revenue Bonds:
AA       Aaa          5,620     Refunding (Institute for Advanced Study), Series B, 6.35% due 7/01/2021            6,039
AAA      Aaa          1,150     (Seton Hall University Project), Series C, 6.85% due 7/01/1999 (e)(g)              1,232
AAA      Aaa            850     (Seton Hall University Project), Series C, 6.85% due 7/01/2019 (e)                   911
BBB+     Baa1           500     (Seton Hall University Project), Series D, 7% due 7/01/2021                          534
AAA      Aaa          3,750     (Trenton State College), Series A, 5.125% due 7/01/2024 (d)                        3,688

AAA      Aaa          4,855   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                              Bonds, AMT, Series M, 7% due 10/01/2026 (d)                                          5,257

                              New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                              Revenue Bonds:
A+       NR*          1,100     (Montclarion Project), AMT, Series J, 7.70% due 11/01/2029                         1,173
AAA      NR*          7,000     Refunding (Presidential Plaza), 6.95% due 5/01/2013 (i)                            7,600

AA+      Aa1          2,000   New Jersey State, Refunding, UT, Series D, 5.90% due 2/15/2008                       2,162

NR*      Aaa         14,700   New Jersey State Transportation Trust Fund Authority, RITR, Series RI,
                              7.445% due 6/15/2014 (b)(d)                                                         16,390

AAA      Aaa          2,120   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                              Series A, 6.40% due 12/15/2002 (f)(g)                                                2,377

                              Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1           3,800     69th Series, 7.125% due 6/01/2025                                                  4,123
AA-      A1           5,250     72nd Series, 7.35% due 10/01/2002 (g)                                              6,063
AA-      A1           2,000     78th Series, 6.50% due 4/15/2011                                                   2,178
AAA      Aaa          3,300     96th Series, AMT, 6.60% due 10/01/2023 (f)                                         3,646

                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Bonds (Versatile Structure Obligation), VRDN (a):
A1+      VMIG1++      2,000     Refunding, Series 3, 3.65% due 6/01/2020 (d)                                       2,000
A1+      VMIG1++      3,600     Series 2, 3.50% due 5/01/2019                                                      3,600
A1+      VMIG1++      2,500     Series 5, 3.55% due 8/01/2024                                                      2,500


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

New Jersey (concluded)
AA       A1        $  1,000   Rutgers State University, New Jersey, University Revenue Bonds, Series P,
                              6.85% due 5/01/2021                                                               $  1,103

AAA      Aaa          2,215   South Brunswick Township, New Jersey, Board of Education Revenue Bonds,
                              UT, 6.40% due 8/01/2005 (f)(g)                                                       2,505

BBB      NR*          1,090   South Jersey Transportation Authority, New Jersey, Lease Revenue Bonds
                              (Raytheon Aircraft Service, Inc. Project), AMT, Series A, 6.15% due
                              1/01/2022                                                                            1,135

AAA      Aaa          2,500   Trenton, New Jersey, GO, UT, 6.55% due 8/15/2009 (d)                                 2,791

AAA      Aaa          2,185   Union County, New Jersey, Improvement Authority Revenue Bonds (Plainfield
                              Board of Education Project), 5.85% due 8/01/2026 (f)                                 2,316

                              University of Medicine and Dentistry, New Jersey, Revenue Bonds (g):
AA-      A3           1,170     Refunding, Series D, 6.50% due 12/01/2001                                          1,299
AA-      A3           2,750     Series E, 6.50% due 12/01/2001                                                     3,053

Puerto Rico--4.0%

A        Baa1         1,000   Puerto Rico Commonwealth, GO, 5.50% due 7/01/2017                                    1,015

AAA      NR*          1,000   Puerto Rico Commonwealth, Highway Authority, Highway Revenue Bonds,
                              Series Q, 7.75% due 7/01/2000 (g)                                                    1,122

BBB+     Baa1         1,195   Puerto Rico Commonwealth, Infrastructure Special Financing Authority
                              Revenue Bonds, Series A, 7.75% due 7/01/2008                                         1,262

AAA      NR*          2,055   Puerto Rico Commonwealth, Public Improvement Bonds, GO, 7.70% due
                              7/01/2000 (g)                                                                        2,303

AA       Aa3          1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities Financing Authority, Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        1,658

Total Investments (Cost--$175,404)--101.2%                                                                       188,731

Liabilities in Excess of Other Assets--(1.2%)                                                                     (2,190)
                                                                                                                --------
Net Assets--100.0%                                                                                              $186,541
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(c)AMBAC Insured.
(d)MBIA Insured.
(e)BIG Insured.
(f)FGIC Insured.
(g)Prerefunded.
(h)FSA Insured.
(i)FHA Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$175,403,994) (Note 1a)                         $188,731,184
                    Cash                                                                                         112,772
                    Receivables:
                      Interest                                                             $  2,210,087
                      Beneficial interest sold                                                  301,221
                      Securities sold                                                           148,383        2,659,691
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          13,952
                                                                                                            ------------
                    Total assets                                                                             191,517,599
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,051,693
                      Beneficial interest redeemed                                              450,597
                      Dividends to shareholders (Note 1f)                                       244,768
                      Investment adviser (Note 2)                                                86,235
                      Distributor (Note 2)                                                       60,895        4,894,188
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        82,271
                                                                                                            ------------
                    Total liabilities                                                                          4,976,459
                                                                                                            ------------

Net Assets:         Net assets                                                                              $186,541,140
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    353,009
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,233,477
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         45,662
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         41,480
                    Paid-in capital in excess of par                                                         175,101,211
                    Accumulated realized capital losses on investments--net (Note 5)                          (3,560,889)
                    Unrealized appreciation on investments--net                                               13,327,190
                                                                                                            ------------
                    Net assets                                                                              $186,541,140
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $39,343,123 and 3,530,088
                    shares of beneficial interest outstanding                                               $      11.15
                                                                                                            ============
                    Class B--Based on net assets of $137,485,316 and 12,334,773
                    shares of beneficial interest outstanding                                               $      11.15
                                                                                                            ============
                    Class C--Based on net assets of $5,088,348 and 456,623
                    shares of beneficial interest outstanding                                               $      11.14
                                                                                                            ============
                    Class D--Based on net assets of $4,624,353 and 414,804
                    shares of beneficial interest outstanding                                               $      11.15
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $ 11,293,637
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,037,450
                    Account maintenance and distribution fees--Class B (Note 2)                 713,523
                    Transfer agent fees--Class B (Note 2)                                        68,973
                    Accounting services (Note 2)                                                 66,702
                    Professional fees                                                            60,766
                    Printing and shareholder reports                                             44,008
                    Account maintenance and distribution fees--Class C (Note 2)                  27,438
                    Transfer agent fees--Class A (Note 2)                                        14,453
                    Custodian fees                                                               10,293
                    Trustees' fees and expenses                                                   9,760
                    Registration fees (Note 1e)                                                   8,816
                    Pricing fees                                                                  6,809
                    Account maintenance fees--Class D (Note 2)                                    4,322
                    Transfer agent fees--Class C (Note 2)                                         2,317
                    Transfer agent fees--Class D (Note 2)                                         1,687
                    Other                                                                         3,733
                                                                                           ------------
                    Total expenses                                                                             2,081,050
                                                                                                            ------------
                    Investment income--net                                                                     9,212,587
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          2,401,190
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      5,264,581
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 16,878,358
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                     July 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                 $  9,212,587     $ 10,053,726
                    Realized gain on investments--net                                         2,401,190        1,002,823
                    Change in unrealized appreciation on investments--net                     5,264,581       (1,113,252)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     16,878,358        9,943,297
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,957,776)      (2,047,744)
(Note 1f):            Class B                                                                (6,816,441)      (7,720,083)
                      Class C                                                                  (213,894)        (136,121)
                      Class D                                                                  (224,476)        (149,778)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (9,212,587)     (10,053,726)
                                                                                           ------------     ------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                            (16,583,986)     (11,660,281)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                             (8,918,215)     (11,770,710)
                    Beginning of year                                                       195,459,355      207,230,065
                                                                                           ------------     ------------
                    End of year                                                            $186,541,140     $195,459,355
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.
                                                                                    For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $  10.69   $  10.71  $  10.63  $  11.23   $  11.03
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .57        .58       .58       .58        .62
                    Realized and unrealized gain (loss) on
                    investments--net                                       .46       (.02)      .08      (.55)       .24
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.03        .56       .66       .03        .86
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.57)      (.58)     (.58)     (.58)      (.62)
                      Realized gain on investments--net                     --         --        --        --       (.04)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.57)      (.58)     (.58)     (.63)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.15   $  10.69  $  10.71  $  10.63   $  11.23
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.95%      5.32%     6.51%      .19%      8.15%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .70%       .71%      .74%      .69%       .71%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .70%       .71%      .74%      .69%       .72%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.29%      5.36%     5.57%     5.28%      5.62%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 39,343   $ 38,173  $ 39,482  $ 46,669   $ 47,024
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  54.02%     60.21%    57.17%    65.97%     16.28%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                                   Class B
from information provided in the financial statements.
                                                                                    For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of year                $  10.69   $  10.71  $  10.63  $  11.23   $  11.03
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .52        .52       .53       .53        .56
                    Realized and unrealized gain (loss) on
                    investments--net                                       .46       (.02)      .08      (.55)       .24
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .98        .50       .61      (.02)       .80
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.52)      (.52)     (.53)     (.53)      (.56)
                      Realized gain on investments--net                     --         --        --        --       (.04)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.52)      (.52)     (.53)     (.58)      (.60)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.15   $  10.69  $  10.71  $  10.63   $  11.23
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.39%      4.77%     5.97%     (.31%)     7.61%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                       1.21%      1.21%     1.25%     1.20%      1.21%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.21%      1.21%     1.25%     1.20%      1.22%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.78%      4.85%     5.06%     4.77%      5.11%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $137,485   $149,455  $164,020  $178,322   $170,652
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  54.02%     60.21%    57.17%    65.97%     16.28%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                        Class C                       Class D

                                                                                  For the                        For the
                                                                                  Period                         Period
The following  per share data and ratios have been derived       For the          Oct. 21,      For the          Oct. 21,
from information provided in the financial statements.          Year Ended       1994++ to     Year Ended       1994++ to
                                                                 July 31,         July 31,       July 31,        July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of period   $  10.69   $  10.71   $  10.34  $  10.70  $  10.71   $  10.34
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .50        .51        .40       .56       .57        .44
                    Realized and unrealized gain (loss)
                    on investments--net                         .45       (.02)       .37       .45      (.01)       .37
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .95        .49        .77      1.01       .56        .81
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends from investment
                    income--net                                (.50)      (.51)      (.40)     (.56)     (.57)      (.44)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  11.14   $  10.69   $  10.71  $  11.15  $  10.70   $  10.71
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        9.18%      4.66%      7.62%+++  9.73%     5.31%      8.05%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to           Expenses                                  1.31%      1.32%      1.39%*     .80%      .80%       .86%*
Average                                                    ========   ========   ========  ========  ========   ========
Net Assets:         Investment income--net                    4.68%      4.76%      4.83%*    5.19%     5.27%      5.45%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  5,088   $  4,179   $  1,337  $  4,625  $  3,652   $  2,390
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       54.02%     60.21%     57.17%    54.02%    60.21%     57.17%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $302        $ 3,269
Class D                                  $999        $11,027

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $237,949 and $7,471 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $98,030,213 and $107,057,797, respectively.

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:

                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $ 3,114,681   $ 13,327,190
Financial futures contracts          (713,491)            --
                                  -----------   ------------
Total                             $ 2,401,190   $ 13,327,190
                                  ===========   ============

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $13,327,190, all of which was related to appreciated securities. The aggregate cost of investments at July
31, 1997 for Federal income tax purposes was $175,403,994.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $16,583,986 and $11,660,281 for the years ended
July 31, 1997 and July 31, 1996, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           526,344   $  5,690,235
Shares issued to share-
holders in reinvestment of
dividends                              88,609        956,809
                                 ------------   ------------
Total issued                          614,953      6,647,044
Shares redeemed                      (654,764)    (7,060,967)
                                 ------------   ------------
Net decrease                          (39,811)  $   (413,923)
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           364,984   $  3,916,668
Shares issued to share-
holders in reinvestment of
dividends                              90,119        973,226
                                 ------------   ------------
Total issued                          455,103      4,889,894
Shares redeemed                      (572,401)    (6,216,536)
                                 ------------   ------------
Net decrease                         (117,298)  $ (1,326,642)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         1,761,373   $ 19,014,349
Shares issued to share-
holders in reinvestment of
dividends                             328,245      3,543,243
                                 ------------   ------------
Total issued                        2,089,618    22,557,592
Automatic conversion of
shares                                (54,762)      (591,748)
Shares redeemed                    (3,675,342)   (39,652,155)
                                 ------------   ------------
Net decrease                       (1,640,486)  $(17,686,311)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,810,139   $ 19,580,526
Shares issued to share-
holders in reinvestment of
dividends                             380,144      4,105,914
                                 ------------   ------------
Total issued                        2,190,283     23,686,440
Automatic conversion of
shares                                (42,313)      (450,828)
Shares redeemed                    (3,488,182)   (37,742,338)
                                 ------------   ------------
Net decrease                       (1,340,212)  $(14,506,726)
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           239,355   $  2,581,711
Shares issued to shareholders
in reinvestment of dividends           13,237        142,942
                                 ------------   ------------
Total issued                          252,592      2,724,653
Shares redeemed                      (186,786)    (2,015,866)
                                 ------------   ------------
Net increase                           65,806   $    708,787
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           328,308   $  3,577,687
Shares issued to shareholders
in reinvestment of dividends            7,789         83,871
                                 ------------   ------------
Total issued                          336,097      3,661,558
Shares redeemed                       (70,149)      (764,576)
                                 ------------   ------------
Net increase                          265,948   $  2,896,982
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           148,901   $  1,617,551
Automatic conversion of
shares                                 54,762        591,748
Shares issued to shareholders
in reinvestment of dividends           10,026        108,271
                                 ------------   ------------
Total issued                          213,689      2,317,570
Shares redeemed                      (140,344)    (1,510,109)
                                 ------------   ------------
Net increase                           73,345   $    807,461
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           148,809   $  1,613,998
Automatic conversion of
shares                                 42,313        450,828
Shares issued to shareholders
in reinvestment of dividends            5,398         58,224
                                 ------------   ------------
Total issued                          196,520      2,123,050
Shares redeemed                       (78,221)      (846,945)
                                 ------------   ------------
Net increase                          118,299   $  1,276,105
                                 ============   ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $521,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch New Jersey Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July
31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch New Jersey Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.